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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 14, 1999
                                                       ------------------

                                M&F BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

         North Carolina                0-27307                56-1980549
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(State or other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)        Identification number)

    2634 Chapel Hill Blvd., P.O. Box 1932, Durham, North Carolina        27702
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           (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code  919/683-1521
                                                   --------------

ITEM 5.  OTHER EVENTS.

On December 14, 1999, M&F Bancorp, Inc. announced that its Board of Directors had authorized a 3-for-2 stock split of the Company's outstanding shares to be accounted for as a 50% stock dividend. The news release regarding this event is attached to this filing.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial statements - not applicable

      (b)  Pro forma financial information - not applicable

      (c)  Exhibit:

           99. News Release issued by M&F Bancorp, Inc., dated December 14, 1999


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: December 22, 1999




                                           M&F BANCORP, INC.

                                           By: /s/ Julia W. Taylor
                                              ------------------------------
                                                   Julia W. Taylor
                                                   Chairman, President and CEO